UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21621

Name of Fund:  Defined Strategy Fund Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Mitchell M. Cox, Chief Executive
       Officer, Defined Strategy Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant's telephone number, including area code:  (212) 449-4742

Date of fiscal year end: 09/30/2007

Date of reporting period: 10/01/2006 - 09/30/2007

Item 1 - Report to Stockholders


Defined Strategy Fund Inc.


Annual Report
September 30, 2007



(IQ Logo) INVESTMENT ADVISORS
(N Logo) NUVEEN INVESTMENTS



www.IQIAFunds.com


Defined Strategy Fund Inc. seeks total returns that, exclusive of Fund fees and expenses, exceed the performance of the 10 highest dividend-yielding stocks included in the Dow Jones Industrial Average (SM) as determined once each year (normally two trading days prior to the last day of the calendar year in which the U.S. stock markets are open for trading).

This report, including the financial information herein, is transmitted to shareholders of Defined Strategy Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Defined Strategy Fund Inc.
P.O. Box 9011
Princeton, NJ 08543-9011



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Defined Strategy Fund Inc.


Portfolio Information as of September 30, 2007


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

General Motors Corp.                              10.9%
Verizon Communications, Inc.                      10.8
AT&T Inc.                                         10.8
Merck & Co., Inc.                                 10.7
General Electric Co.                              10.1
E.I. du Pont de Nemours & Co.                      9.2
JPMorgan Chase & Co.                               8.6
Pfizer, Inc.                                       8.6
Citigroup, Inc.                                    7.6
Altria Group, Inc.                                 7.4



                                               Percent of
Five Largest Industries                        Net Assets

Diversified Telecommunication Services            21.6%
Pharmaceuticals                                   19.3
Diversified Financial Services                    16.2
Automobiles                                       10.9
Industrial Conglomerates                          10.1



                                               Percent of
Sector Representation                          Net Assets

Telecommunication Services                        21.6%
Health Care                                       19.5
Financials                                        16.2
Consumer Discretionary                            11.4
Industrials                                       10.4
Consumer Staples                                   9.9
Materials                                          9.2
Information Technology                             0.3
Utilities                                          0.2
Other*                                             1.3

 * Includes portfolio holdings in short-term investments.

   For Fund portfolio compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease. Percentages shown include variable prepaid forward contracts.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



A Discussion With Your Fund's Portfolio Manager


We are pleased to provide you with this shareholder report for Defined Strategy Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by the Fund's subadviser.


The investment objective of Defined Strategy Fund Inc. (the "Fund") is to seek total returns that, exclusive of Fund fees and expenses, exceed the performance of the 10 highest dividend-yielding stocks included in the Dow Jones Industrial Average (SM) ("DJIA (SM)") as determined once each year. The Fund pursues its investment objective by investing substantially all of its net assets in the ten highest dividend-yielding stocks in the DJIA in approximately equal dollar amounts. In addition, seeking to enhance its returns, the Fund enters into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities (the "Other Stocks").


How did the Fund perform during the fiscal year?

For the annual period ended September 30, 2007, the Common Stock of the Fund had total investment returns as set forth in the table below, based on a change in per share net asset value of $21.16 to $23.41. For the same period, the Fund's unmanaged reference index, the Dow Jones 10 Index, had total returns as shown below. It is not possible to make a direct investment in the Dow Jones 10 Index. All of the Fund and index information presented includes the reinvestment of any dividends or distributions.


                                               Dow Jones
Period                             Fund         10 Index     Difference**

Fiscal Year ended
September 30, 2007                13.52%         15.40%         -1.88%
Year to Date through
September 30, 2007                8.13%          9.84%          -1.71%
Inception* through
September 30, 2007                31.94%         36.82%         -4.88%

 * The Fund commenced operations on 12/28/2004.

** Primarily due to fees and expenses.


For more detail with regard to the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

During the annual period ended September 30, 2007, the Fund paid distributions to holders of its Common Stock as follows, in accordance with its distribution policy:

                                                       Distribution
Payable Date                                              Per Share

October 31, 2006                                         $ 0.138957
December 29, 2006                                          0.133241
April 30. 2007                                             0.134885
July 31, 2007                                              0.130671


How did the Fund's Other Stocks and variable prepaid forward contracts (collectively, the "Additional Transactions") affect the Fund during the fiscal year?

The Fund's Additional Transactions consist of a basket of 15-to-20 Other Stocks, and a variable prepaid forward contract on each Other Stock. The Additional Transactions are entered into approximately on an annual basis, and are structured so that in total, approximately 2% of the Fund's capital is at risk. During the fiscal year, approximately half of the Fund's Other Stocks performed below expectations, and as a result, slightly detracted from the Fund's overall performance. The current Additional Transactions are set to expire during January 2008, at which time a new series of Additional Transactions will be established.


How would you characterize the portfolio's position at the close of the period?

Given the Fund's investment process and current positions, we believe the Fund is appropriately positioned relative to market conditions.


Rob A. Guttschow
Portfolio Manager
October 12, 2007


   Dow Jones Industrial Average and DJIA are service marks of Dow Jones & Company, Inc..



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Schedule of Investments as of September 30, 2007



                                                       Shares
Industry       Common Stocks                             Held          Value

Automobiles--10.9%

               General Motors Corp.                   292,409    $   10,731,410

Biotechnology--5.0%

               Amgen, Inc. (a)                         88,000         4,978,160

Chemicals--9.2%

               E.I. du Pont de Nemours & Co.          183,877         9,112,944

Computers & Peripherals--6.7%

               Dell, Inc. (a)                         240,000         6,624,000

Diversified Financial Services--16.2%

               Citigroup, Inc.                        161,453         7,535,012
               JPMorgan Chase & Co.                   185,671         8,507,445
                                                                 --------------
                                                                     16,042,457

Diversified Telecommunication
Services--21.6%

               AT&T Inc.                              251,149        10,626,114
               Verizon Communications, Inc.           241,282        10,683,967
                                                                 --------------
                                                                     21,310,081

Food Products--2.5%

               Kraft Foods, Inc.                       72,623         2,506,220

Health Care Providers & Services--7.2%

               DaVita, Inc. (a)                       112,000         7,076,160

Household Durables--6.7%

               Mohawk Industries, Inc. (a)             81,000         6,585,300

Independent Power Producers &
Energy Traders--9.6%

               NRG Energy, Inc. (a)                   224,000         9,472,960

Industrial Conglomerates--10.1%

               General Electric Co.                   241,282         9,989,075

Machinery--9.6%

               Terex Corp. (a)                        107,000         9,525,140

Media--5.3%

               Comcast Corp. Special Class A (a)      219,000         5,247,240



                                                       Shares
Industry       Common Stocks                             Held          Value

Multiline Retail--10.0%

               Kohl's Corp. (a)                        91,000    $    5,217,030
               Sears Holdings Corp. (a)                37,000         4,706,400
                                                                 --------------
                                                                      9,923,430

Pharmaceuticals--24.0%

               Forest Laboratories, Inc. (a)          123,000         4,586,670
               Merck & Co., Inc.                      205,404        10,617,333
               Pfizer, Inc.                           346,226         8,458,301
                                                                 --------------
                                                                     23,662,304

Software--7.8%

               Oracle Corp. (a)                       354,000         7,664,100

Specialty Retail--17.7%

               AnnTaylor Stores Corp. (a)             190,000         6,017,300
               AutoZone, Inc. (a)                      52,000         6,039,280
               Bed Bath & Beyond, Inc. (a)            160,000         5,459,200
                                                                 --------------
                                                                     17,515,780

Textiles, Apparel & Luxury Goods--6.7%

               Coach, Inc. (a)                        140,000         6,617,800

Tobacco--7.4%

               Altria Group, Inc.                     104,944         7,296,756

               Total Common Stocks

               (Cost--$167,080,162)--194.2%                         191,881,317



       Face
     Amount    Short-Term Securities

Time Deposits--1.2%

$ 1,226,990    State Street Bank & Trust  Co., 3.75%
               due 10/01/2007                                         1,226,990

               Total Short-Term Securities
               (Cost--$1,226,990)--1.2%                               1,226,990

Total Investments (Cost--$168,307,152*)--195.4%                     193,108,307
Liabilities in Excess of Other Assets--(95.4%)                     (94,281,613)
                                                                 --------------
Net Assets--100.0%                                               $   98,826,694
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of September 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    172,532,379
                                                   ================
    Gross unrealized appreciation                  $     28,413,223
    Gross unrealized depreciation                       (7,837,295)
                                                   ----------------
    Net unrealized appreciation                    $     20,575,928
                                                   ================


(a) Non-income producing security.

o For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. The classifications are unaudited.

o Variable prepaid forward contracts as of September 30, 2007 were as follows:

       Shares
         Held     Issue++                                             Value

       88,000     Amgen, Inc.                               $   (4,974,871)
      190,000     AnnTaylor Stores Corp.                        (5,937,095)
       52,000     AutoZone, Inc.                                (5,969,629)
      160,000     Bed Bath & Beyond, Inc.                       (5,427,198)
      140,000     Coach, Inc.                                   (6,491,209)
      219,000     Comcast Corp. Special Class A                 (5,233,659)
      112,000     DaVita, Inc.                                  (6,899,525)
      240,000     Dell, Inc.                                    (6,493,166)
      123,000     Forest Laboratories, Inc.                     (4,579,163)
       91,000     Kohl's Corp.                                  (5,202,076)
       81,000     Mohawk Industries, Inc.                       (6,452,693)
      224,000     NRG Energy, Inc.                              (9,250,730)
      354,000     Oracle Corp.                                  (7,473,382)
       37,000     Sears Holdings Corp.                          (4,700,122)
      107,000     Terex Corp.                                   (9,289,408)
                                                            ---------------
    Total (Proceeds--$91,280,301)                           $  (94,373,926)
                                                            ===============

       ++ Non-income producing securities.

    See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007


Statement of Assets, Liabilities and Capital

As of September 30, 2007
Assets

       Investments in unaffiliated securities, at value (identified cost--$168,307,152)                           $   193,108,307
       Receivables:
           Dividends                                                                           $       243,929
           Interest                                                                                        128            244,057
                                                                                               ---------------
       Prepaid expenses                                                                                                     5,681
                                                                                                                  ---------------
       Total assets                                                                                                   193,358,045
                                                                                                                  ---------------

Liabilities

       Variable prepaid forward contracts, at value (proceeds--$91,280,301)                                            94,373,926
       Investment adviser                                                                                                  60,290
       Accrued expenses                                                                                                    97,135
                                                                                                                  ---------------
       Total liabilities                                                                                               94,531,351
                                                                                                                  ---------------
       Net Assets
       Net assets                                                                                                 $    98,826,694
                                                                                                                  ===============

Capital

       Common Stock, par value $.001 per share, 100,000,000 shares authorized                                     $         4,222
       Paid-in capital in excess of par                                                                                78,666,726
       Undistributed investment income--net                                                    $       610,609
       Accumulated realized capital losses--net                                                    (2,162,393)
       Unrealized appreciation--net                                                                 21,707,530
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 20,155,746
                                                                                                                  ---------------
       Total Capital--Equivalent to $23.41 per share based on 4,221,696 shares of
       Common Stock outstanding (market price--$21.77)                                                            $    98,826,694
                                                                                                                  ===============

       See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007


Statement of Operations

For the Year Ended September 30, 2007
Investment Income

       Dividends                                                                                                  $     3,546,639
       Interest                                                                                                            47,871
                                                                                                                  ---------------
       Total income                                                                                                     3,594,510
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       840,577
       Professional fees                                                                                76,151
       Directors' fees and expenses                                                                     60,424
       Transfer agent fees                                                                              29,202
       Accounting services                                                                              27,872
       Listing fees                                                                                     23,750
       Licensing fees                                                                                   23,124
       Printing and shareholder reports                                                                 18,422
       Repurchase offer fees                                                                            16,608
       Custodian fees                                                                                   16,123
       Other                                                                                            24,791
                                                                                               ---------------
       Total expenses                                                                                                   1,157,044
                                                                                                                  ---------------
       Investment income--net                                                                                           2,437,466
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          4,885,594
           Variable prepaid forward contracts--net                                                   (991,056)          3,894,538
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          5,745,075
           Variable prepaid forward contracts--net                                                   1,239,133          6,984,208
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         10,878,746
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    13,316,212
                                                                                                                  ===============

       See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007


Statements of Changes in Net Assets

                                                                                                        For the Year Ended
                                                                                                          September 30,
Increase (Decrease) in Net Assets:                                                                     2007              2006
Operations

       Investment income--net                                                                  $     2,437,466    $     3,331,570
       Realized gain (loss)--net                                                                     3,894,538        (6,051,121)
       Change in unrealized appreciation/depreciation--net                                           6,984,208         25,638,066
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         13,316,212         22,918,515
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net                                                                      (2,653,285)        (3,627,054)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Net redemption of Common Stock resulting from a repurchase offer (includes
       $14,072 and $18,763 of repurchase fees, respectively)                                      (30,916,865)       (33,417,064)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (20,253,938)       (14,125,603)
       Beginning of year                                                                           119,080,632        133,206,235
                                                                                               ---------------    ---------------
       End of year*                                                                            $    98,826,694    $   119,080,632
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       610,609    $       782,180
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Statement of Cash Flows

For the Year Ended September 30, 2007
Cash Used for Operating Activities

       Net increase in net assets resulting from operations                                                       $    13,316,212
       Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
           Decrease in receivables and prepaid expenses                                                                    59,161
           Decrease in other liabilities and accrued expenses                                                             (6,413)
           Realized and unrealized gain--net                                                                         (10,878,746)
       Proceeds from sales of long-term securities                                                                     50,328,598
       Purchases of long-term securities                                                                            (110,562,269)
       Proceeds from sales of short-term investments--net                                                                  32,806
                                                                                                                  ---------------
       Cash used for operating activities                                                                            (57,710,651)
                                                                                                                  ---------------

Cash Provided by Financing Activities

       Proceeds from variable prepaid forward contracts                                                                91,280,801
       Redemption of Common Stock from repurchase offer, net of repurchase fees                                      (30,916,865)
       Dividends paid to shareholders                                                                                 (2,653,285)
                                                                                                                  ---------------
       Cash provided by financing activities                                                                           57,710,651
                                                                                                                  ---------------

Cash

       Net increase in cash                                                                                                    --
       Cash at beginning of year                                                                                               --
                                                                                                                  ---------------
       Cash at end of year                                                                                                     --
                                                                                                                  ===============

Non-Cash Financing Activities

       Securities delivered to settle variable prepaid forward contracts                                          $   102,609,426
                                                                                                                  ===============

       See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007


Financial Highlights

                                                                                                                 For the Period
                                                                                          For the                 December 28,
                                                                                         Year Ended                2004++ to
The following per share data and ratios have been derived                              September 30,             September 30,
from information provided in the financial statements.                             2007               2006            2005
Per Share Operating Performance

       Net asset value, beginning of period                                    $      21.16       $      17.75       $      19.10
                                                                               ------------       ------------       ------------
       Investment income--net***                                                        .52                .54                .40
       Realized and unrealized gain (loss)--net                                    2.27++++           3.42++++             (1.45)
                                                                               ------------       ------------       ------------
       Total from investment operations                                                2.79               3.96             (1.05)
                                                                               ------------       ------------       ------------
       Less dividends from investment income--net                                     (.54)              (.55)              (.26)
                                                                               ------------       ------------       ------------
       Offering costs resulting from the issuance of Common Stock                        --                 --              (.04)
                                                                               ------------       ------------       ------------
       Net asset value, end of period                                          $      23.41       $      21.16       $      17.75
                                                                               ============       ============       ============
       Market price per share, end of period                                   $      21.77       $      19.65       $      16.25
                                                                               ============       ============       ============

Total Investment Return**

       Based on net asset value per share                                            13.52%             23.16%         (5.63%)(b)
                                                                               ============       ============       ============
       Based on market price per share                                               13.68%             24.93%        (17.49%)(b)
                                                                               ============       ============       ============
Ratios to Average Net Assets

       Expenses, net of reimbursement                                                 1.13%              1.15%             1.01%*
                                                                               ============       ============       ============
       Expenses                                                                       1.13%              1.15%             1.02%*
                                                                               ============       ============       ============
       Investment income--net                                                         2.38%              2.94%             2.89%*
                                                                               ============       ============       ============

Supplemental Data

       Net assets, end of period (in thousands)                                $     98,827       $    119,081       $    133,206
                                                                               ============       ============       ============
       Portfolio turnover (a)                                                           54%                48%                 0%
                                                                               ============       ============       ============

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Includes repurchase fees, which are less than $.01 per share.

           (a) Includes the periodic turnover of the securities related to the variable prepaid forward contracts.

           (b) Aggregate total investment return.

               See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Notes to Financial Statements


1. Significant Accounting Policies:

The Defined Strategy Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company with a fixed term of existence. The Fund pursues its investment objective by investing substantially all of its net assets, in approximately equal amounts, in the 10 highest dividend-yielding stocks in the Dow Jones Industrial Average (as of a date determined once each year) (the "Stocks"). To enhance its returns, the Fund will simultaneously enter into variable prepaid forward contracts, with terms of approximately one year, to sell liquid equity securities and will use the proceeds to purchase those same liquid equity securities other than the Stocks. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines, and makes available for publication, the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DSF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements and variable prepaid forward contracts are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed-income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase the return of the Fund. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Variable prepaid forward contracts--The Fund enters into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities and uses the sale proceeds to purchase those same liquid equity securities. In a variable prepaid forward contract, the amount of shares (or their cash equivalent) that the seller is required to deliver at maturity varies as a function of the stock's performance. The variable prepaid forward contracts are prepaid by the counterparties to these transactions and as a result the Fund is not exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the arrangements. The liquid equity securities serve as collateral for the Fund's obligation under the variable prepaid forward contracts. The proceeds of the contracts are reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the contracts.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation
No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. All tax years of the fund are open at this time.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Notes to Financial Statements (continued)



In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In February 2007, the Financial Accounting Standards Board Statement of Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(g) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $44,248 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of a permanent difference attributable to nondeductible expenses. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc.
("ML & Co."). IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .82% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. IQ has entered into a Subadvisory Agreement with Nuveen Asset Management ("Nuveen") pursuant to which Nuveen, until September 30, 2007, provided certain investment advisory services to IQ with respect to the Fund. For such services, IQ paid Nuveen a monthly fee at an annual rate equal to .35% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes.

Effective September 30, 2007, the Subadvisory Agreement continued on the same terms with Nuveen's affiliate, Nuveen HydePark Group, LLC ("Nuveen HydePark"), to which Nuveen contributed the personnel and resources servicing the Fund. At a meeting held on September 12, 2007, the Fund's Board of Directors had approved the change and determined that it would not result in assignment of the Subadvisory Agreement within the meaning of the Investment Company Act of 1940. There was no change in the aggregate fees paid by the Fund for these services.

On June 20, 2007, Nuveen Investments Inc. ("Nuveen Investments"), the parent company of Nuveen HydePark, announced that it had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. The investor group's financial advisors and investors include ML & Co. and Merrill Lynch Global Private Equity (both affiliates of IQ).

The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments' stockholders.

The consummation of the merger will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the current investment subadvisory agreement (the"Subadvisory Agreement") between IQ and Nuveen HydePark. Under the terms of the Subadvisory Agreement, an assignment will result in its automatic termination.

At a meeting held on July 24, 2007, the Board of Directors of the Fund approved a new investment subadvisory agreement for the Fund to be presented to shareholders for approval. The new subadvisory agreement contains the same terms as the existing investment advisory agreement for the Fund, including the same subadvisory fee. If approved by shareholders, this agreement will take effect at the consummation of the merger.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Notes to Financial Statements (concluded)


In the event that the merger is consummated prior to the shareholder vote, the Fund's Board, in reliance on Rule 15a-4 under the Investment Company Act, has also approved an interim subadvisory agreement for the Fund with a term of up to 150 days pending approval of the new subadvisory agreement by shareholders. The Board determined that the scope and quality of services to be provided under the interim subadvisory agreement are equivalent to the existing subadvisory agreement and that other than the dates, parties and provisions required by Rule 15a-4, there are no material differences between the interim subadvisory agreement and the existing subadvisory agreement.

IQ has entered into an Administration Agreement with Princeton Administrators, LLC (the "Administrator") as of October 2, 2006. The Administration Agreement provides that IQ will pay the Administrator a fee at the annual rate of .12% of the average daily of the Fund's net assets plus borrowings for leverage and other investment purposes for the performance of administrative and other services necessary for the operation of the Fund. The Administrator is an indirect subsidiary of BlackRock, Inc. ML & Co. is a principal owner of BlackRock, Inc.

Certain officers of the Fund are officers and/or directors of IQ and/or Merrill Lynch.


3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2007, were $110,562,269 and $152,938,024, respectively. Sales of investments include securities delivered to settle the matured variable prepaid forward contracts.


4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock par value $.001 per share, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any un-issued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended September 30, 2007 and September 30, 2006, decreased by 1,407,231 and 1,876,309, respectively, as a result of repurchase offers.

The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.


5. Distributions to Shareholders:

The Fund paid an ordinary income dividend to holders of Common Stock in the amount of $.134154 per share on October 31, 2007 to shareholders of record on October 22, 2007.

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:

                                             9/30/07            9/30/06

Distributions paid from:
   Ordinary income                   $     2,653,285    $     3,627,054
                                     ---------------    ---------------
Total taxable distribution           $     2,653,285    $     3,627,054
                                     ===============    ===============


As of September 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                      $       610,609
Undistributed long-term capital gains--net                    2,062,834
                                                        ---------------
Total undistributed earnings--net                             2,673,443
Capital loss carryforward                                            --
Unrealized gains--net                                       17,482,303*
                                                        ---------------
Total accumulated earnings--net                         $    20,155,746
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


6. Subsequent Events:

In June 2007 Nuveen Investments Inc., the parent company of Nuveen HydePark, entered into an Agreement and Plan of Merger to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC and which includes ML & Co. and Merrill Lynch Global Private Equity (both affiliates of IQ). The transaction closed on November 13, 2007.

The Fund's stockholder meeting, scheduled for November 13, 2007, to vote on the subadvisory agreement to take effect upon the occurrence of the closing has been adjourned as a quorum was not achieved and has been rescheduled for December 21, 2007. Until the new subadvisory agreement is approved by stockholders, the Fund will operate for up to 150 days under the interim subadvisory agreement approved by the Fund Board of Directors in reliance on Rule 15a-4 under the Investment Company Act of 1940.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Defined Strategy Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Defined Strategy Fund Inc. (the "Fund") as of September 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Defined Strategy Fund Inc. as of September 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
November 27, 2007



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the 1940 Act ("Offers"). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the Fund's initial repurchase request deadline of December 22, 2005, and thereafter upon the approximate anniversary date of the repurchase request deadline for the previous year (the "Repurchase Request Deadline").

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the "Repurchase Pricing Date").

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3. (For further details, see Note 4 to the Financial Statements.)



Fund Certification


In July 2007, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information


The following information is provided with respect to the ordinary income distributions paid by Defined Strategy Fund Inc. during the fiscal year ended September 30, 2007:

Qualified Dividend Income for Individuals                                  100%
Dividends Qualifying for the Dividends Received Deduction for Corporations 100%



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Renewal of Current Investment Advisory and Management Agreements


The Board of Directors of the Defined Strategy Fund Inc. (the "Fund"), currently consisting solely of Independent Directors, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act"), has the responsibility under the Investment Company Act to consider annually the Investment Advisory and Management Agreement of the Fund (the "Management Agreement") with IQ Investment Advisors LLC ("IQ Advisors").

At a Board meeting held on June 14, 2007, all of the Directors present at the meeting renewed the Management Agreement for the Fund for an additional one-year term. The Management Agreement was considered separately by the Fund's Directors. In considering whether to approve the Management Agreement, the Directors reviewed a meeting book and other materials from counsel to the Fund and from IQ Advisors which: (i) included information concerning the services rendered to the Fund by IQ Advisors and IQ Advisors' affiliates; (ii) contained information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Fund; and (iii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper, Inc. ("Lipper") comparing the Fund's fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In voting to approve the renewal of the Fund's Management Agreement, the Directors considered in particular the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates--The Directors reviewed the services that IQ Advisors has provided to the Fund. They considered the size and experience of IQ Advisors' staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of the Fund's subadviser. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of IQ Advisors regarding the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions entered into on behalf of the Fund. During these discussions, the Directors asked detailed questions of, and received answers from, the officers of IQ Advisors regarding the implementation of the Fund's investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Fund, the Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Directors reviewed the compliance and administrative services provided to the Fund by IQ Advisors, including its oversight of the Fund's day-to-day operations and its oversight of Fund accounting. The Directors noted that IQ Advisors has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Fund. The Directors also considered the Fund's compliance history. Following their consideration of this information, and based on the presentations at the meeting and the Directors' experience as Directors of other investment companies advised by IQ Advisors, the Directors concluded that the services provided to the Fund by IQ Advisors under the respective Management Agreement were of a high quality and benefited the Fund.

(b) Investment performance of the Fund and IQ Advisors--The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by the Fund. The Directors also considered the innovative nature of the Fund. The Directors noted that the Fund uses a unique investment strategy and that comparisons of the Fund's investment performance to the performance of other investment companies were generally not meaningful. The Directors reviewed the Fund's investment performance and compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which the Fund was achieving its investment objective, noting that the Fund had been in operation for a relatively short period of time. In particular, the Directors noted that the Fund generally performed as expected relative to its reference index and met its respective investment objectives. As a result of their discussions and review, the Directors concluded that the Fund's performance was satisfactory. Based on these factors, the Directors determined that IQ Advisors continued to be an appropriate investment adviser for the Fund.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Renewal of Current Investment Advisory and Management Agreements (continued)


(c) Cost of services provided and profits realized by IQ Advisors and its affiliates from the relationship with the Fund--The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Fund and calculating the Fund's profitability (if any) to IQ Advisors and its affiliates. The Directors noted that IQ Advisors' methodology in calculating profitability had previously been reviewed by independent consultants. The Directors also reviewed a report detailing IQ Advisors' profitability. After considering their discussion with IQ Advisors and reviewing its memorandum and report, the Directors concluded that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to the Fund and the revenue derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives of IQ Advisors regarding its general level of profitability (if any), and the profits derived by its affiliates, from operating the Fund. The Directors also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), from the establishment of the Fund, including the underwriting arrangements relating to the initial distribution of Fund shares. The Directors considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Directors also concluded that the Fund benefited from such services provided by IQ Advisors' affiliates.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale--The Directors considered the extent to which economies of scale might be realized if the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Directors also noted that the Fund is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets. In consideration of these and other factors, the Directors determined that no changes were currently necessary to the Fund's fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients--The Directors compared both the services rendered and the fees paid under the Management Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated the Fund's contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Directors took into account the unique nature of the investment strategies of the Fund and the fact that the relevant peer group of funds provided by Lipper for comparison have investment strategies and restrictions different from those of the Fund. The Directors did not consider compensation paid to IQ Advisors with respect to accounts other than registered investment companies because IQ Advisors utilizes the Fund's strategy in connection with only registered funds. In particular, the Directors noted that the Fund's contractual advisory fee rate at a common asset level was lower than the median fee rate of its Lipper comparison funds. The Directors concluded that the advisory fee rates were reasonable in comparison to the data reflected in the Lipper materials.

(f) Conclusion--No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the advisory fee rate of the Fund was reasonable in relation to the services provided by IQ Advisors to the Fund, as well as the costs incurred and benefits gained by IQ Advisors and its affiliates in providing such services, including the investment advisory and administrative components. The Directors also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other funds of a similar size. As a result, the Board of Directors of the Fund voted to approve the Management Agreement. The Directors were represented by independent legal counsel who assisted them in their deliberations.


Renewal of Current Investment Subadvisory Agreement

The Board of Directors of the Defined Strategy Fund Inc. (the "Fund"), currently consisting solely of Independent Directors, at a meeting held on June 14, 2007 considered and approved the renewal of the Current Investment Subadvisory Agreement of the Fund (the "Subadvisory Agreement"). The Directors received, reviewed and evaluated information concerning the services and personnel of Nuveen Asset Management ("Nuveen" or the "Subadviser"), as subadviser to the Fund.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



(a) The nature, extent and quality of services provided by the Subadviser--The Directors reviewed the services that the Subadviser provides to the Fund. The Directors considered their detailed discussions with officers of IQ Advisors and members of the Subadviser's portfolio management team, the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that have been entered into on behalf of the Fund. The Directors took into account the annual due diligence investment review conducted by Merrill Lynch Global Wealth Management Investment Management, an affiliate of IQ Advisors, of the Subadviser and its report that concluded that the Subadviser has thus far executed the Fund's investment strategies in accordance with the Fund's objectives and general expectations. The Directors noted that, drawing on their collective industry experience, they had discussed the Fund's investment strategy with representatives from the Subadviser, including discussions regarding the premises underlying the Fund's investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of the Subadviser and its personnel, and the substantial experience of such Subadviser's portfolio management teams. The Directors discussed the compliance program of the Subadviser and the report of Mrs. Catherine Johnston, the chief compliance officer of the Fund. Following consideration of this information, and based on management presentations during the Board meeting and their discussion during an Executive Session, the Directors concluded that the nature, extent and quality of services provided to the Fund by the Subadviser under its Subadvisory Agreement were of a high quality and would continue to benefit the Fund.

(b) Investment performance of the Fund and the Subadviser--The Directors received and considered information about the Fund's investment performance in comparison to the performance of its relative reference index, where applicable, and also in light of its stated investment objective and made the determinations discussed above under "Renewal of Current Investment Advisory and Management Agreement." Based on these factors, the Directors determined that the Subadviser continued to be appropriate for the Fund.

(c) Cost of services provided and profits realized by the Subadviser from the relationship with the respective Fund--The Directors noted that profitability data was not provided with respect to the Subadviser and concluded that such data was unnecessary because such subadvisory arrangements were entered into at "arm's length" between Nuveen and IQ Advisors. The Directors then considered the potential direct and indirect benefits to the Subadviser and its affiliates from its relationship with the Fund, including the reputational benefits from managing the Fund. The Directors of the Fund concluded that the potential benefits to the Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale--The Directors considered the extent to which economies of scale might be realized if the assets of the Fund increase and whether there should be changes in the subadvisory fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that the Subadviser's fees are paid by IQ Advisors out of its fees and not directly by the Fund. The Directors noted that, because the Fund is a closed-end fund, any increase in asset levels would have to come from appreciation due to investment performance. The Directors also noted that the Fund is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients--The Directors discussed the services rendered by the Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to the Directors as noted above, including the fact that the subadvisory fee for the Fund was negotiated with IQ Advisors and not payable directly by the Fund, the Directors concluded that the subadvisory fee for the Fund was reasonable for the services being rendered.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Renewal of Current Investment Advisory and Management Agreements (concluded)


Conclusion--No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the subadvisory fee rate was reasonable in relation to the services provided by the Subadviser. As a result, all of the Directors voted to approve the Subadvisory Agreement for the Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.


Approval of New Subadvisory Agreement and Interim Subadvisory Agreement

At meetings held on July 24 and September 12, 2007,the Board of Directors, currently consisting solely of Independent Directors, considered and approved a new investment subadvisory agreement (the "New Subadvisory Agreement") between IQ Advisors and Nuveen HydePark Group, LLC ("HydePark" or the "Subadviser") and an interim investment subadvisory agreement (the "Interim Subadvisory Agreement") between IQ Advisors and HydePark.

The New Subadvisory Agreement was approved to take effect, following its approval by stockholders of the Fund, upon the acquisition of Nuveen Investments Inc. ("Nuveen") by an investor group majority-led by Madison Dearborn Partners, LLC (the "Nuveen Transaction"). The Nuveen Transaction would result in an assignment and automatic termination of the current subadvisory agreement for the Fund (the "Current Subadvisory Agreement"). The Interim Subadvisory Agreement was approved to go into effect for a maximum of 150 days following the closing of the Nuveen Transaction only in the event that stockholders have not approved the New Subadvisory Agreement prior to such time.

At these meetings, the Directors discussed, among other things, the factors below in approving the New Subadvisory Agreement and Interim Subadvisory Agreement, as well as the information considered and the conclusions drawn in connection with the recent renewal of the Current Subadvisory Agreement. At the September 12, 2007 Board meeting, the Directors considered that the New Subadvisory Agreement would be with HydePark, rather than Nuveen Asset Management ("NAM") (and references below to the "Subadviser" include discussions held with representatives of NAM), and referred to the same information and factors they considered at the July 24, 2007 Board meeting. The Board also considered additional information relating to HydePark.

(a) Nature, Extent and Quality of Services--In connection with their consideration of the New Subadvisory Agreement and Interim Subadvisory Agreement, the Directors considered representations by representatives of IQ Advisors and HydePark that there would be no diminution in the services to be rendered by IQ Advisors and HydePark, respectively, to the Fund as a result of the change in control of Nuveen and the effectiveness of the New Subadvisory Agreement and Interim Subadvisory Agreement. The Directors noted that representatives of the Subadviser stated that they did not anticipate any change in the personnel of HydePark responsible for providing services to the Fund, and in particular that the investment and compliance personnel of HydePark were not expected to change, as a result of the change in control of Nuveen.

In reviewing the New Subadvisory Agreement, the Directors focused on the experience of the Subadviser in managing registered funds. The Directors considered the reputation and investment experience of the Subadviser and its investment professionals who would continue to serve as portfolio managers after the change in control. The Directors noted the representations of the Subadviser's representatives that the change in control would have no adverse effect on the experience, resources and strengths of HydePark in managing investment companies. The Directors then discussed the Subadviser's anticipated financial condition after the change in control. The Directors noted statements from the Subadviser's representatives that the financial position of the Subadviser would not be negatively affected by the Nuveen Transaction. The Directors also considered representations from the Subadviser that the change in control would not have an effect on the Subadviser's compliance personnel or compliance procedures. The Directors then discussed the due diligence performed by officers of IQ Advisors regarding NAM and HydePark. Based on the discussions held and the materials presented at this meeting and prior meetings, the Directors determined that the proposed change in control of Nuveen would not likely cause an adverse change in the nature, extent and quality of the services to be provided under the New Subadvisory Agreement and Interim Subadvisory Agreement. In addition, the Directors were of the view that the Subadviser had evidenced a commitment to maintaining a culture of compliance which would continue after the Nuveen Transaction.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



(b) The Investment Performance of the Fund and the Subadviser--The Directors based their review of the Subadviser's performance primarily on the experience of NAM in managing the Fund's investment program. The Directors also reviewed NAM's performance with other registered investment companies with investment strategies similar to the those of the Fund. The Directors did not specifically consider NAM's performance with respect to most other accounts it manages, because these accounts might have investment objectives, policies or restrictions different from those of the Fund. The Directors considered the reputation and investment experience of the Subadviser and its investment professionals, taking into account NAM's historical position as a leading sponsor of unit investment trusts ("UITs"), including UITs involving similar management techniques as those employed by the Fund. The Directors discussed the experience, resources and strengths of the Subadviser in managing or sponsoring investment companies. The Directors also considered the experience of the Fund's portfolio managers and discussions held with the managers regarding implementation of the Fund's investment program. Following its deliberations, the Directors concluded that, while past performance is not an indicator of future performance, HydePark should likely be able to effectively implement the Fund's investment strategy in attempting to meet a Fund's investment objectives.

(c) Fees and Profitability of the Subadviser--The Directors considered representations by representatives of IQ Advisors and the Subadviser that there would be no change in the allocation of the management fee between IQ Advisors and the Subadviser in relation to the services provided by the Subadviser, as a result of the change in control of Nuveen and the effectiveness of the New Subadvisory Agreement or Interim Subadvisory Agreement. In considering the compensation to be paid to the Subadviser, noting that no change to such compensation from that payable under the Current Subadvisory Agreement was proposed, the Directors referred to the materials presented and discussions held in connection with their consideration of the Current Subadvisory Agreement for the Fund. The Directors noted that in connection with such considerations they had received and reviewed fee comparison data from Lipper Inc. (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds), and concluded that such information continued to be relevant to their current deliberations. In reviewing that data, the Directors noted that the subadvisory fee with respect to the Fund was at a level that continued to be reasonable and similar to that of comparable funds. Taking into account the totality of the information and materials provided to it at this meeting and at prior meetings, including, among other things, the fact that the subadvisory fee was negotiated by IQ Advisors on an arm's length basis, the Directors concluded that the subadvisory fee proposed under the New Subadvisory Agreement continued to be reasonable for the services being rendered.

(d) Economies of Scale and Whether Fee Levels Reflect these Economies of Scale--The Directors also considered whether the Fund would be able to participate in any economies of scale that the Subadviser may experience given present asset levels of the Fund. On this point, the Directors noted the uncertainty of the asset levels of the Fund going forward, including the fact that the Fund offers to repurchase its shares annually and that it is scheduled to terminate after a five-year term. The Directors discussed the renewal requirements for investment advisory agreements in general, and determined that it would revisit this issue from time to time.

(e) Conclusion--The Board examined the totality of the information it was provided and did not identify any single factor discussed previously as controlling. The Directors concluded that the terms of the New Subadvisory Agreement and Interim Subadvisory Agreement were fair and reasonable, that the Subadviser's fees are reasonable in light of the services provided to the Fund, and that the New Subadvisory Agreement and Interim Subadvisory Agreement should be approved.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Automatic Dividend Reinvestment Plan


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York Mellon (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York Mellon, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007



Proxy Results


During the six-month period ended September 30, 2007, the shareholders of Defined Strategy Fund Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on April 27, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Board of Directors:      Paul Glasserman                     3,116,708           366,642
                                             Steven W. Kohlhagen                 3,116,708           366,642
                                             William J. Rainer                   3,116,708           366,642





Directors and Officers

                                                                                               Number of
                                                                                               IQ Advisors-
                                                                                               Affiliate
                                                                                               Advised Funds    Other Public
                        Position(s)  Length of                                                 and Portfolios   Directorships
                        Held with    Time                                                      Overseen by      Held by
Name, Address & Age     Fund         Served**  Principal Occupation(s) During Past 5 Years     Director         Director
                                                                                                  >
Non-Interested Directors*


Paul Glasserman         Director &   2004 to   Professor, Columbia University Business         11               None
P.O. Box 9095           Chairman     present   School since 1991; Senior Vice Dean since
Princeton, NJ           of the                 July 2004.
08543-9095              Audit
Age: 45                 Committee


Steven W. Kohlhagen     Director &   2005 to   Retired since August 2002; Managing Director,   11               Ametek, Inc.
P.O. Box 9095           Chairman of  present   Wachovia National Bank and its predecessors
Princeton, NJ           Nominating             (1992-2002).
08543-9095              & Corporate
Age: 60                 Governance
                        Committee


William J. Rainer       Director &   2004 to   Retired since November 2004; Chairman and       11               None
P.O. Box 9095           Chairman of  present   Chief Executive Officer, OneChicago, LLC, a
Princeton, NJ           the Board              designated contract market (2001 to November
08543-9095                                     2004); Chairman, U.S. Commodity Futures
Age: 61                                        Trading Commission (1999-2001).


Laura S. Unger          Director     2007 to   Independent Consultant; Commissioner of the     11               CA, Inc.
P.O. Box 9095                        present   Securities and Exchange Commission from                          (software) and
Princeton, NJ                                  November 1997 to February 2002, including Acting                 Ambac Financial
08543-9095                                     Chairperson of the SEC from February to August                   Group, Inc.
Age: 46                                        2001; Regulatory Expert for CNBC from June 2002
                                               through June 2003.


  * Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and
    Corporate Governance Committee.

 ** Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007


Directors and Officers (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Mitchell M. Cox         President    2004 to   IQ Investment Advisors LLC, President since April 2004; MLPF&S, Managing Director,
P.O. Box 9011                        present   Head of Financial Products Group since 2007; Head of Global Wealth Management
Princeton, NJ                                  Market Investments and Origination (2003 - 2007); MLPF&S, Managing Director,
08543-9011                                     Head of Structured Products Origination and Sales (2001 - 2003); FAM Distributors
Age: 41                                        ("FAMD"), Director since 2006; IQ Financial Products LLC, Director since 2006.


Justin C. Ferri         Vice         2005 to   IQ Investment Advisors LLC, Vice President since 2005; MLFP&S, Director,
P.O. Box 9011           President    present   Structured and Alternative Solutions since 2007; Director, Global Wealth
Princeton, NJ                                  Management Market Investments & Origination (2005 - 2007); MLPF&S, Vice
08543-9011                                     President, Global Private Client Market Investments & Origination (2005);
Age: 32                                        MLPF&S, Vice President, Head of Global Private Client Rampart Equity
                                               Derivatives (2004 - 2005); MLPF&S, Vice President, Co-Head Global Private
                                               Client Domestic Analytic Development (2002 - 2004); mPower Advisors LLC,
                                               Vice President, Quantitative Development (1999 - 2002).


Donald C. Burke         Vice         2004 to   IQ Investment Advisors LLC, Secretary and Treasurer (2004 - March 2007);
P.O. Box 9011           President    present   BlackRock, Inc., Managing Director since 2006; Merrill Lynch Investment
Princeton, NJ           and                    Managers L.P. ("MLIM") and Fund Asset Management ("FAM"), Managing Director
08543-9011              Secretary              (2006); MLIM and FAM, First Vice President (1997 - 2005) and Treasurer
Age: 47                                        (1999 - 2006); Princeton Services, Inc., Senior Vice President and Treasurer
                                               (1999 - 2006).


James E. Hillman        Vice         2007 to   IQ Investment Advisors LLC, Treasurer since March 2007; MLPF&S, Director,
P.O. Box 9011           President    present   Structured and Alternative Solutions since 2007; Director, Global Wealth
Princeton, NJ           and                    Management Market Investments & Origination (2006 - 2007); Managed Account
08543-9011              Treasurer              Advisors LLC, Vice President and Treasurer since November 2006; Director,
Age: 50                                        Citigroup Alternative Investments Tax Advantaged Short Term Fund in 2006;
                                               Director, Korea Equity Inc. Fund in 2006; Independent Consultant, January to
                                               September 2006; Managing Director, The Bank of New York, Inc. (1999 - 2006).


Catherine Johnston      Chief        2007 to   IQ Investment Advisors LLC, Chief Compliance Officer since April 2007;
P.O. Box 9011           Compliance   present   Merrill Lynch & Co, Inc., Director, Corporate Compliance, since September 2007;
Princeton, NJ           Officer                BlackRock, Inc., Director (2006 - 2007); MLIM, Director (2003 - 2006), Vice
08543-9011                                     President (1998 - 2003).
Age: 53


Martin G. Byrne         Chief        2006 to   IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch &
P.O. Box 9011           Legal        present   Co., Inc., Office of General Counsel, Managing Director since 2006, First Vice
Princeton, NJ           Officer                President (2002 - 2006), Director (2000 - 2002); Managed Account Advisors LLC,
08543-9011                                     Chief Legal Officer since November 2006; FAMD, Director since 2006.
Age: 45


Jay M. Fife             Vice         2005 to   IQ Investment Advisors LLC, Vice President (2005 - March 2007); BlackRock, Inc.,
P.O. Box 9011           President    present   Managing Director since 2007; BlackRock, Inc., Director in 2006; MLIM, Director
Princeton, NJ           and                    (2000 - 2006); MLPF&S, Director (2000) and Vice President (1997 - 2000).
08543-9011              Assistant
Age: 37                 Treasurer


Colleen R. Rusch        Vice         2005 to   IQ Investment Advisors LLC, Chief Administrative Officer and Secretary since 2007,
P.O. Box 9011           President    present   Vice President since 2005; MLPF&S, Director, Structured and Alternative Solutions
Princeton, NJ           and                    since 2007; MLPF&S, Director, Global Wealth Management Market Investments &
08543-9011              Assistant              Origination (2005 - 2007); MLIM, Director from January 2005 to July 2005; Vice
Age: 40                 Secretary              President of MLIM (1998-2004).


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York Mellon
101 Barclay Street - 11 East
New York, NY 10286


NYSE Symbol
DSF



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



Contact Information


For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2007


Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Alan
           R. Batkin (resigned as of February 22, 2007) and (2) Steven W. Kohlhagen.

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 - Principal Accountant Fees and Services


                      (a) Audit Fees       (b) Audit-Related Fees (1)        (c) Tax Fees (2)         (d) All Other Fees

                  Current      Previous       Current      Previous       Current      Previous      Current       Previous
                Fiscal Year  Fiscal Year    Fiscal Year  Fiscal Year    Fiscal Year  Fiscal Year   Fiscal Year   Fiscal Year
Entity Name         End          End            End          End            End          End           End           End
Defined Strategy
Fund Inc.         $22,700      $22,700           $0           $0           $6,100       $6,000          $0            $0


(1) The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(2) The nature of the services include tax compliance, tax advice and tax planning.


           (e)(1) Audit Committee Pre-Approval Policies and Procedures:
                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:


                                               Current          Previous
                                             Fiscal Year      Fiscal Year
            Entity Name                          End              End

            Defined Strategy Fund Inc.          $6,100         $2,176,750


           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser(not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $2,094,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Alan R. Batkin (resigned as of February 22, 2007)
           Steven W. Kohlhagen
           Paul Glasserman
           William J. Rainer
           Laura S. Unger (effective September 12, 2007)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The Registrant has delegated the voting of proxies relating to its voting securities to its investment sub-advisor, Nuveen HydePark Group, LLC (the "Sub-Adviser"). The Proxy Voting Policies and Procedures of the Sub-Adviser (the "Proxy Voting Policies") are attached as an Exhibit 99.PROXYPOL hereto.


                  PROXY VOTING POLICIES AND PROCEDURES
                                   FOR
                         NUVEEN ASSET MANAGEMENT-
                   DIRECT MANAGEMENT OF EQUITY ACCOUNTS


Introduction

       Nuveen Asset Management ("NAM") provides direct (i.e., not through a delegation to a sub-adviser) investment management services in equity strategies to certain registered investment companies ("Equity Accounts"). NAM maintains separate procedures with respect to providing direct services in fixed income strategies or to registered funds in which a subadviser exercises investment and voting discretion.

       With respect to the Equity Accounts, NAM has engaged Institutional Shareholder Services, Inc. ("ISS") to vote proxies for securities held in client accounts, whether or not the proxy presented NAM with a material conflict of interest. A member of NAM's legal and compliance department will monitor the administration of the voting, ensure that records were maintained in accordance with Rule 206(4)-6, and ensure that records of proxy voting information were made available to the Equity Accounts. Based on the information provided, each Equity Account would be responsible for preparing and making any required filings (e.g., Form N-PX).


Exceptions to Voting Securities

       NAM may instruct ISS not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NAM deems appropriate under the circumstances.

       Generally, NAM would instruct ISS not to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NAM may decide, on an individual security basis, that it is in the best interests of its clients for ISS to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NAM may instruct ISS not to vote proxies where the voting would in NAM's judgment result in some other financial, legal, regulatory disability or burden to NAM or the client (such as imputing control with respect to the issuer).

       To the extent that NAM receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NAM and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), NAM will generally instruct ISS to refrain from voting such
proxies.   In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NAM's interest in maximizing the value of client investments. NAM may agree to an institutional client's special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

       In addition, NAM may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) not to vote a proxy if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.


Exceptions to ISS voting of proxies

       If NAM determines that it wishes to override ISS's recommendations and vote the proxy, it must first determine whether voting the proxy would present it with a material conflict of interest.

       Voting the securities of an issuer where the following relationships or circumstances exist is deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

   * The issuer is an investment advisory client of NAM that pays (or is expected to pay) fees to NAM in excess of 1% of NAM's annual revenue in the year in which the proxy is to be voted.

   * The issuer is an entity in which an executive officer of NAM or a relative (1) of any such person is or was (within the past three years of the proxy vote) an executive officer or director or employee.

   * Any other circumstance that NAM is aware of where NAM's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be materially compromised.

       A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in the three bullets above is present.

       In its process of determining whether there are material conflicts of interest, NAM does not consider nonpublic information about the business arrangements of its affiliates or their officers and directors. Business arrangements that NAM is not actively involved in shall not be deemed to raise a material conflict of interest for NAM.

       NAM must document its reason(s) for voting the proxy in a manner contrary to ISS's recommendations.


Recordkeeping and Retention

NAM shall retain records relating to the voting of proxies, including:

Copies of these Policies and Procedures and any amendments thereto.

A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission ("Proxy Statement") that NAM receives regarding client securities.

Records of each vote cast on behalf of clients; these records may be maintained on an aggregate basis.

A copy of any documents created by NAM that were material to making a decision on how to vote or that memorializes the basis for that decision.

A copy of each written request for information on how NAM voted proxies on behalf of the client, and a copy of any written response by NAM to any (oral or written) request for information on how NAM voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NAM's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NAM.

NAM may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes maintained by ISS or another third party service provider.


(1) For the purposes of these Guidelines, "relative" includes the following family members: spouse, non-minor children or stepchildren living in the same household.


Adopted: February 28, 2007


Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of September 30, 2007.

           (a)(1) Mr. Rob A. Guttschow, CFA is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") since 2004. Mr. Guttschow is Managing Director and Overlay Manager of Nuveen Asset Management ("NAM"). He is responsible for developing and implementing derivatives-based hedging strategies for NAM. Mr. Guttschow joined NAM in May 2004. Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management ("LCM") from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst ("CFA") and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago.
                   Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.

           (a)(2)  As of September 30, 2007:


                                                                            (iii) Number of Other Accounts and
                    (ii) Number of Other Accounts Managed                    Assets for Which Advisory Fee is
                          and Assets by Account Type                                Performance-Based

                            Other                                          Other
       (i) Name of        Registered    Other Pooled                     Registered    Other Pooled
       Portfolio          Investment     Investment       Other          Investment     Investment       Other
       Manager            Companies       Vehicles       Accounts        Companies       Vehicles       Accounts

       Rob Guttschow,
       CFA                          6         0                 3                 1           0              0
                       $1,885,000,000        $0          $500,000       $24,900,000          $0             $0

         (iv) Potential Material Conflicts of Interest


           Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

           Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Adviser and its affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser and its affiliates to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

           To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his or her time and attention among relevant accounts.

           In some cases, a real, potential or apparent conflict may also arise where (i) the Adviser may have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

           NAM has adopted policies and procedures designed to address conflicts of interest its portfolio managers may face.

           (a)(3) As of September 30, 2007:

           Portfolio Manager Compensation

           Mr. Guttschow's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The Subadviser's compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining Mr. Guttschow's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by Mr. Guttschow's investment team, the investment performance of the accounts managed by Mr. Guttschow, and the overall performance of Nuveen Investments, Inc. (the parent company of the Subadviser). Although investment performance is a factor in determining Mr. Guttschow's compensation, it is not necessarily a decisive factor. Additionally, although the Subadviser will use a proprietary benchmark consisting of a composite of the performance of the DJIASM and a series of hypothetical call options written on the DIAMONDS Trust (a passively managed investment trust that seeks investment results that generally correspond to the price and yield performance of the DJIASM) to evaluate Mr. Guttschow's performance, it is only one factor used in deciding upon his compensation.

           Base salary. Mr. Guttschow is paid a base salary that is set at a level determined by the Subadviser in accordance with its overall compensation strategy discussed above. The Subadviser is not under any current contractual obligation to increase Mr. Guttschow's base salary.

           Cash bonus. Mr. Guttschow is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by Mr. Guttschow's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Subadviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Subadviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

           Long-term incentive compensation. Mr. Guttschow is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

           Material Conflicts of Interest.    Mr. Guttschow's simultaneous
           management of the Fund and the other registered investment company noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. The Subadviser, however, believes that such potential conflicts are mitigated by the fact that this Fund and the one other fund currently managed by Mr. Guttschow are not actively managed with respect to the equity securities chosen for each fund's portfolio and will generally change their core equity portfolio holdings at different times.

           The Subadviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Subadviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

           (a)(4) Beneficial Ownership of Securities.    As of September 30,
                  2007, Mr. Guttschow did not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Defined Strategy Fund Inc.


By:    /s/ Mitchell M. Cox
       -------------------
       Mitchell M. Cox,
       Chief Executive Officer (principal executive officer) of
       Defined Strategy Fund Inc.


Date: November 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Mitchell M. Cox
       -------------------
       Mitchell M. Cox,
       Chief Executive Officer (principal executive officer) of
       Defined Strategy Fund Inc.


Date: November 19, 2007


By:    /s/ James E. Hillman
       ---------------------
       James E. Hillman,
       Chief Financial Officer (principal financial officer) of
       Defined Strategy Fund Inc.


Date: November 19, 2007